Exhibit 99.2

Management Presentation

February 27, 2012

Fourth Quarter and Year End

2011 Results

FORWARD LOOKING STATEMENTS & OTHER INFORMATION

This presentation, including our “2012 Financial Outlook”, contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and

“put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

• risks associated with severe effects of international, national and regional economic downturn;

• the Company’s ability to attract new clients and retain existing clients;

• the spending patterns and financial success of the Company’s clients;

• the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition consideration;

• the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; and

• foreign currency fluctuations.

The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions.

These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption

“Risk Factors” and in the Company’s other SEC filings.

KEY HIGHLIGHTS

Q4 2011 organic revenue growth of 6.7% and FY2011 organic

growth of 17.0%

• Q4 2011 revenue increased 20.5% to $254.3 million versus $211.0 million in Q4 2010

• Q4 2011 EBITDA decreased 33.5% to $25.5 million due to $13.5 million of growth investment spending versus $38.3 million in Q4

2010

• Net new business wins of $29 million for Q4 2011 and FY2011 wins totaling $104 million, an increase of 34.7% versus FY2010

• 2011 revenue increased 36.9% to $943.3 million versus $689.1 million in 2010

• 2011 EBITDA increased 2.6% to $90.7 million, including $35 million of growth investment spending, versus $88.4 million in 2010

• Total Free Cash Flow for 2011 of $54.3 million

• Affirm commitment to long term EBITDA margin target of 15-17%

CONSOLIDATED REVENUE AND EARNINGS

Note: Actuals may not foot due to rounding

(US$ in millions, except percentages)

2011 2010 2011 2010

Revenue $ 254.3 $ 211.0 20.5% $ 943.3 $ 689.1 36.9%

Operating Expenses

Cost of services sold 181.5 140.7 29.0% 674.5 473.4 42.5%

Office and general expenses 66.9 36.9 81.2% 219.3 151.3 44.9%

Depreciation and amortization 10.6 11.2 (5.5) % 40.2 34.2 17.8%

Operating Profit (Loss) (4.6) 22.2 (120.8) % 9.3 30.3 (69.3) %

Other income (expense) (10.1) (8.2) (43.3) (32.8)

Income tax expense (recovery) 40.8 (1.4) 41.7 (0.2)

Equity in earnings (loss) of non-consolidated affiliates (0.0) 2.5 0.2 0.9

(Loss) Income from Continuing Operations (55.5) 17.9 (75.6) (1.4)

Loss from discontinued operations attributable to

MDC Partners Inc., net of taxes (0.6) (0.9) (1.4) (3.9)

Net Income (Loss) (56.1) 17.0 (76.9) (5.4)

Net income attributable to the noncontrolling

interests (1.7) (5.6) (7.8) (10.1)

Net Income (Loss) Attributable to MDC Partners Inc. $ (57.7) $ 11.5 $ (84.7) $ (15.4)

% Change

Three Months Ended December 31, Twelve Months Ended December 31,

% Change

SUMMARY OF SEGMENT RESULTS - REVENUE

• Solid organic growth despite difficult comparisons

• Organic revenue growth impacted by 4Q project delays

• Acquisitions and investments bolstering financial performance

(US$ in millions, except percentages)

2011 2010 2011 2010

Revenue

Strategic Marketing Services $ 1 65.5 $ 1 30.2 27.1% $ 608.1 $ 438.9 38.5%

Performance Marketing Services 8 8.8 8 0.8 10.0% 335.2 250.2 34.0%

Total Revenue $ 2 54.3 $ 2 11.0 20.5% $ 943.3 $ 689.1 36.9%

% Change

Three Months Ended December 31, Twelve Months Ended December 31,

% Change

FOURTH QUARTER 2011 REVENUE GROWTH BY SEGMENT

Strategic Performance Weighted

Marketing Marketing Average

Services Services Total

Organic Growth 7.9% 4.7% 6.7%

Acquisition Growth 19.3% 5.5% 14.0%

Foreign Exchange Growth -0.1% -0.2% -0.2%

Total 27.1% 10.0% 20.5%

YEAR TO DATE 2011 REVENUE GROWTH BY SEGMENT

Strategic Performance Weighted

Marketing Marketing Average

Services Services Total

Organic Growth 18.6% 14.3% 17.0%

Acquisition Growth 19.3% 18.9% 19.2%

Foreign Exchange Growth 0.6% 0.8% 0.7%

Total 38.5% 34.0% 36.9%

FOURTH QUARTER REVENUE BY CLIENT SECTOR

Note: Actuals may not foot due to rounding

Q4 2011 Q4 2010

Communications, Retail, 12%

14%

Other, 13%

Financials, 10%

Consumer Products,

38%

Technology, 4%

Healthcare, 4% Auto, 4%

Communications, Retail, 16%

15%

Other, 12%

Financials, 9%

Healthcare, 5% Auto, 3%

Technology, 7%

Consumer Products,

34%

FULL YEAR REVENUE BY CLIENT SECTOR

Note: Actuals may not foot due to rounding

2011 2010

Communications, Retail, 14%

13%

Other, 12%

Financials, 10%

Consumer Products,

Technology, 8% 35%

Healthcare, 4% Auto, 4%

Communications, Retail, 17%

15%

Other, 11%

Financials, 10%

Healthcare, 6% Auto, 3%

Technology, 8%

Consumer Products,

31%

MDC Partners vs. Peers

Trailing 12 Month Organic Revenue

-10.0%

-5.0%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

1Q08

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

4Q10

1Q11

2Q11

3Q11

4Q11

MDC Partners

Peers

Outperformance Despite More Difficult Comparisons

Note: Peers include Omnicom, Interpublic, WPP Group, Havas and Publicis for 1Q08-3Q11

*Due to timing of earnings, peers for 4Q11 include Omnicom, Publicis, and Interpublic

ORGANIC GROWTH

2011 +17.0%

SUMMARY OF SEGMENT RESULTS - EBITDA

Note: Actuals may not foot due to rounding

(US$ in millions, except percentages)

2011 2010 2011 2010

EBITDA

Strategic Marketing Services $ 1 9.1 $ 2 4.9 (23.2) % $ 73.4 $ 69.0 6.4%

margin 11.5% 19.1% 12.1% 15.7%

Performance Marketing Services 1 0.7 1 3.4 (20.4) % 35.0 29.2 19.7%

margin 12.0% 16.6% 10.4% 11.7%

Marketing Communications 2 9.8 3 8.3 (22.2) % 108.4 98.2 10.4%

margin 11.7% 18.1% 11.5% 14.3%

Corporate Expenses (4.8) (3.9) 24.5% (18.8) (14.0) 34.1%

Profit Distributions from Affiliates 0 .5 3 .9 1.1 4.2

Total EBITDA $ 2 5.5 $ 3 8.3 (33.5) % $ 90.7 $ 88.4 2.6%

margin 10.0% 18.2% 9.6% 12.8%

% Change

Three Months Ended December 31, Twelve Months Ended December 31,

% Change

FREE CASH FLOW

Note: Actuals may not foot due to rounding

(US$ in millions) 2011 2010 2011 2010

EBITDA $25.5 $38.3 $90.7 $88.4

Net Income Attibutable to Noncontrolling Interests (1.7) (5.6) (7.8) (10.1)

Capital Expenditures (5.0) (4.2) (21.1) (11.1)

Cash Taxes (0.1) (0.4) (0.2) (1.1)

Cash Interest, net and other (10.2) (7.4) (38.4) (29.3)

Free Cash Flow $8.6 $20.9 $23.2 $36.7

Three Months Ended December 31, Twelve Months Ended December 31,

LIQUIDITY

*Note: At December 31, 2011, after giving effect to the limitations under the 11% Senior Notes indenture, approximately $41.2 million was available under the bank credit facility.

(US$ in millions)

Commitment Under Facility $ 150.0

Drawn 38.0

Letters of Credit 5.8

Funds Available Under Facility $ 106.2

Total Cash 8.1

Liquidity $ 114.3

Available Liquidity at December 31, 2011*

2012 FINANCIAL OUTLOOK

Implied

2012 Year over Year*

Guidance Change

Revenue $1,000 - $1,025 million +6.0% to +8.7%

EBITDA $102 - $107 million +12.4% to +18.0%

Free Cash Flow $28 - $33 million +20.6% to +42.2%

+ Change in Working Capital and Other +$25 million

Total Free Cash Flow $53 - $58 million -2.3% to +6.9%

Note: See appendix for definitions of non-GAAP measures

APPENDIX

TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA

Note: Excludes put rights of $88.1 million exercisable pursuant to termination of employment or death.

Incremental

(US$ in millions) Cash Stock Total EBITDA in Period

2012 3.5 0.7 4.2 3.3

2013 10.1 0.9 11.0 1.2

2014 4.2 1.2 5.4 1.3

2015 3.4 0.5 3.9 1.3

Thereafter 4.2 0.3 4.5 0.1

Total $25.4 $3.6 $29.0 $7.2

Effective Multiple 4.0

Estimated Put Impact at December 31, 2011

Payment Consideration

BALANCE SHEET: 2016 SENIOR NOTES

Principal Amount $345 Million

Date October 23, 2009/May 11, 2010/April 19,

2011

Maturity November 1, 2016

Security Unsecured

Coupon 11%

Ratings Moody’s: Corporate: B1; Notes: B2

S&P: Corporate: B+; Notes: B+

BALANCE SHEET: REVOLVING CREDIT FACILITY

Amount $150 Million

Type Senior Secured

Maturity October 23, 2015

Facility Fee 50bps per annum

Drawn Rate Prime + 225bps / LIBOR +250bps

Covenants • Minimum EBITDA: $90 million

• Fixed Charge Coverage Ratio: 1.25:1.0

• Senior Leverage Ratio: 2.0:1.0

• Total Leverage Ratio: 4.15:1.0

SUMMARY OF CASH FLOW

Note: Actuals may not foot due to rounding

(US$ in millions) 2011 2010

Cash flows (used in) provided by continuing operating activities $5.5 $39.5

Discontinued operations (0.9) (2.2)

Net cash (used in) provided by operating activies $4.5 $37.3

Cash flows used in continuing investing activities ($29.8) ($108.5)

Discontinued operations (0.6) (2.1)

Net cash used in investing activities ($30.4) ($110.6)

Net cash provided by financing activities $23.3 $32.7

Effect of exchange rate changes on cash and cash equivalents ($0.3) ($0.4)

Net decrease in cash and cash equivalents ($2.9) ($41.0)

Twelve Months Ended December 31,

DEFINITION OF NON-GAAP MEASURES

• EBITDA: EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization, stockbased compensation, acquisition deal costs, deferred acquisition consideration adjustments and profit distributions from affiliates.

• Organic Growth: Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.

• Free Cash Flow: Free cash flow is a non-GAAP measure that represents EBITDA less net income attributable to noncontrolling interests, less capital expenditures net of landlord reimbursements, less net cash interest (including interest paid and to be paid on the 11% Senior Notes), less cash taxes plus realized cash foreign exchange gains.

• Total Free Cash Flow: Total free cash flow is a non-GAAP measure that represents free cash flow plus changes in working capital plus other changes in cash.

• Net Bank Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents.

Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on February 27, 2012.